EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of InfoSonics Corporation (the “Company”) for the quarter ended September 30, 2004, each of the undersigned Joseph Ram, the Chief Executive Officer of the Company, and Jeffrey Klausner, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’ knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2004	/s/ Joseph Ram
Joseph Ram
Chief Executive Officer

Dated: November 15, 2004	/s/ Jeffrey Klausner
Jeffrey Klausner
Chief Financial Officer